                                                                       (n)(2)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                           SECOND AMENDED AND RESTATED

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                       FOR

                                ING MUTUAL FUNDS

                                                         CLASSES OF SHARES
                                              ---------------------------------------
                                               A    B    C    I    M     O    Q    R
                                              ---  ---  ---  ---  ---   ---  ---  ---
ING Disciplined International SmallCap Fund    X    X    X    X   N/A   N/A  N/A  N/A
ING Diversified International Fund             X    X    X    X   N/A   N/A  N/A   X
ING Emerging Countries Fund                    X    X    X    X    X    N/A   X   N/A
ING Emerging Markets Fixed Income Fund         X    X    X    X   N/A   N/A  N/A  N/A
ING Foreign Fund                               X    X    X    X   N/A   N/A   X   N/A
ING Global Bond Fund                           X    X    X    X   N/A   N/A  N/A  N/A
ING Global Equity Dividend Fund                X    X    X    X   N/A    X   N/A  N/A
ING Global Natural Resources Fund              X    X    X   N/A  N/A   N/A   X   N/A
ING Global Real Estate Fund                    X    X    X    X   N/A    X   N/A  N/A
ING Global Value Choice Fund                   X    X    X    X   N/A   N/A   X   N/A
ING Greater China Fund                         X    X    X    X   N/A   N/A  N/A  N/A
ING Index Plus International Equity Fund       X    X    X    X   N/A   N/A  N/A  N/A
ING International Capital Appreciation Fund    X    X    X    X   N/A   N/A  N/A  N/A
ING International Fund                         X    X    X    X   N/A   N/A   X   N/A
ING International Real Estate Fund             X    X    X    X   N/A   N/A  N/A  N/A
ING International SmallCap Fund                X    X    X    X   N/A   N/A   X   N/A
ING International Value Choice Fund            X    X    X    X   N/A   N/A  N/A  N/A
ING Russia Fund                                X    X    X   N/A  N/A   N/A   X   N/A

Effective Date: December 20, 2006